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                                                                     Exhibit 23



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



              As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Fibreboard Corporation's previously filed Registration Statements on Form S-8, File No. 33-60412, No. 33-26449 and No. 33-26450.



                                       ARTHUR ANDERSEN LLP

San Francisco, California,
    March 25, 1996.